SERIES 1996-S5 8-K COMPUTATIONAL MATERIAL

                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):
                       February 22, 1996



     Residential Funding Mortgage Securities I, Inc.

   (Exact name of registrant as specified in its charter)

   DELAWARE          33-54227          75-2006294
(State or other   (Commission         (I.R.S. employer
jurisdition of     file number)        identification
incorporation)                         no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN
(Address of principal executive offices)      55437
                                             (Zip code)


Registrant's telephone number, including area code
(612) 832-7000




(Former name or former address, if changed since last
 report)
Item 5.  Other Events.

       On February 29, 1996 Registrant will issue
$119,444,684.72 initial principal amount of Mortgage Pass-Through Certificates, Series 1996-S5, Class A-1, Class
A-2, Class A-3, Class A-4, Class R, Class M-1, Class M-2, Class M-3 (the "Offered Certificates"), Class B-1, Class B-2 and Class B-3
(together with the Offered Certificates, the "Certificates") pursuant to a Pooling and Servicing
Agreement to be dated as of February 1, 1996, among the Registrant, Residential Funding Corporation, as Master
Servicer, and The First National Bank of Chicago, as
Trustee.
  In connection with the sale of the Series 1996-
S5 Class A-1, Class A-2, Class A-3,  Class R,
Certificates (the "Merrill Lynch Underwritten Certificates") and the Class M-1 and Class M-2 (the
"RFSC Underwritten Certificates"), which together with the Merryl Lynch Underwritten Certificates are hereinafter referred to collectively as the "Underwritten Certificates", the Registrant has been advised by Merryl Lynch Pierce Fenner & Smith Inc. and Residential Funding Securities
Corporation (collectively, the "Underwriters") that the Underwriters have furnished to prospective investors certain yield tables and other computational materials
(the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the Registrant's Registration Statement (No. 33-54227) but prior to the availability of a final Prospectus relating to the Underwritten Certificates, which Computational Materials are being filed manually as exhibits to this report.

       The Computational Materials filed herewith have been provided solely by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

       The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

       In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational
Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten
Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

       Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational
Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not indicative of future results.


Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits.

             (a)    Not applicable

             (b)    Not applicable

             (c)    Exhibits

                    99.1   Computational Materials prepared by
                           Merrill Lynch in
                           connection with the sale of the
                           Merrill Lynch Underwritten
                           Certificates of the Registrant.

                    99.2   Computational Materials prepared by
                           Residential Funding Securities
                           Corporation in connection
                           with the sale of the Residential
                           Funding Securities Corporation
                            Underwritten Certificates
                           of the Registrant.

                                SIGNATURES



             Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RESIDENTIAL FUNDING MORTGAGE
                                   SECURITIES I, INC.



                                 By: \\ Bruce J. Legan
                                 Name:  Bruce J. Legan
                                 Title:    Vice President


Dated:  February 22, 1996


                             INDEX OF EXHIBITS


  Exhibit    Description                            Page





                    99.1   Computational Materials prepared by
                           Merrill Lynch in
                           connection with the sale of the
                           Merrill Lynch Underwritten
                           Certificates of the Registrant.

                    99.2   Computational Materials prepared by
                           Residential Funding Securities
                           Corporation in connection
                           with the sale of the Residential
                           Funding Securities Corporation
                            Underwritten Certificates
                           of the Registrant.